Supplement, dated January 18, 2008, to the
                        Prospectuses, dated May 1, 2007,
                                       for
                      Seligman Income and Growth Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

The fifth paragraph under the caption entitled "Portfolio Management" on page 11 of the Fund's Prospectuses is hereby deleted its entirety. The eight paragraph under such caption is replaced with the following:

Mr. Cunningham generally makes the investment decisions with respect to the equity securities portion of the Fund, including investments in REITs. Mr. Mustaro generally makes the investment decisions with respect to investment grade fixed-income securities. Mr. Misenheimer is responsible for investing in high-yield securities. Mr. Cunningham, in consultation with Messrs. Mustaro and Misenheimer, determines the allocation among the available asset classes. Mr. Cunningham, with the assistance of Messrs. Mustaro and Misenheimer, considers and makes strategic investments in preferred stocks.

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                       Supplement, dated January 18, 2008,
         to the Statement of Additional Information, dated May 1, 2007, for
                      Seligman Income and Growth Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information ("SAI").

The information relating to Mr. Paul J. Pertusi contained under the caption entitled "Portfolio Managers" which begins on page 29 of the SAI is hereby deleted in its entirety.